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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 1, 2005

                                 ENHERENT CORP.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-23315                  13-3914972
----------------------------   ------------------------     -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)

     192 Lexington Avenue, New York, New York                    10016
     ----------------------------------------                  ----------
     (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 889-7722

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INTRODUCTORY NOTE

      This Current Report on Form 8-K discloses in response to the Items of Form 8-K set forth below the consummation on April 1, 2005 of the merger (the "Merger") between ENHERENT CORP., a Delaware corporation ("ENHERENT"), and DYNAX SOLUTIONS, INC., a Delaware corporation ("DYNAX"), described in the joint proxy statement/prospectus dated February 7, 2005 (the "Proxy Statement") previously filed with the Securities and Exchange Commission ("SEC") relating to the Special Meeting of Stockholders of the Company held on April 1, 2005 (the "Stockholder Meeting"). At the Stockholder Meeting, the Merger received Stockholder Approval (as defined in Item 8.01 below of this Report).

      This Report contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include information about possible or assumed future results of ENHERENT's operations or the performance of ENHERENT after the Merger. Statements made in this Report that are qualified with words such as "would," "believes," "expects," "anticipates" or similar expressions are forward-looking statements. MANY POSSIBLE EVENTS OR FACTORS COULD AFFECT ENHERENT'S FUTURE FINANCIAL RESULTS AND PERFORMANCE, CAUSING ENHERENT'S RESULTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ENHERENT'S FORWARD-LOOKING STATEMENTS. Factors that may cause actual results to differ materially from those contemplated by the forward-looking statements contained herein include the following:

      - ENHERENT's operating costs after the Merger may be greater than expected, and its cost savings from the Merger may be less than expected, or it may be unable to obtain those cost savings as soon as expected;

      -     ENHERENT and DYNAX may be unable to integrate successfully;

      - Key personnel could resign before or after the Merger, and a greater amount of resources may be required to attract, retain and motivate them; and

      - General economic or business conditions, including acquisition and growth opportunities, may be worse than expected.

      ENHERENT has based the forward-looking statements contained herein on its current expectations about future events. Although ENHERENT believes that the expectations reflected in the forward-looking statements contained herein are reasonable, ENHERENT cannot guarantee that these expectations actually will be achieved. ENHERENT is under no duty to update any of the forward-looking statements after the date of this Report to conform those statements to actual results. Please refer to ENHERENT's recent SEC filings for further information regarding factors that could affect ENHERENT's results.

                 SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      As previously disclosed in the Proxy Statement and in Current Reports on Form 8-K filed with the SEC on October 18 and November 3, 2004, ENHERENT entered into the following material definitive agreements related to the Merger:

      (1) the Agreement and Plan of Merger between ENHERENT and DYNAX dated October 12, 2004 (the "Merger Agreement");

      (2) the Preferred Stock Agreement among ENHERENT and the holders of all outstanding shares of ENHERENT Series A Preferred Stock dated October 28, 2004 (the "Preferred Stock Agreement");

The background and material terms of the Merger Agreement and the Preferred Stock Agreement are further described in the Proxy Statement.

      On April 1, 2005, following the consummation of the Merger, ENHERENT entered into an Amended and Restated Credit Agreement dated April 1, 2005 among ENHERENT and Ableco Finance LLC ("Ableco") as lender and agent (the "Amended Credit Agreement"). The Amended Credit Agreement provided ENHERENT with a three year extension of the revolving credit facility previously maintained by DYNAX with Ableco and an increase in the revolving credit facility from $4.0 million to $6.0 million. The Amended Credit Agreement also amended the terms of the Term Loan A and the Term Loan B previously maintained by Dynax. The credit facility and the Term Loan A are secured by a first lien on all tangible and intangible assets of ENHERENT. The Term Loan B is secured by a subordinated lien on all tangible and intangible assets of ENHERENT.

      Borrowings under the revolving credit facility bear interest at 3% above the greater of: (a) the prime rate; or (b) 7.75% a year, payable monthly and are limited, in general, to 85% of eligible accounts receivable and 80% of the net amount of unbilled accounts receivable. As of March 31, 2005, the balance outstanding under the revolving credit facility was $2,418,507.91. The Term Loan A is payable in monthly installments of $25,000 of principal together with annual interest at a rate of 12.25%, to September 30, 2005. As of March 31, 2005, the balance outstanding was $150,102.98. The Term Loan B is payable in semi-annual installments of $212,500 commencing October 1, 2007, with such installments increasing to $425,000 on October 1, 2009 of principal together with annual interest at a rate of 3%, to April 1, 2010. As of March 31, 2005, the outstanding principal balance of Term Loan B was $1,700,000. The principal amount of the Term Loan B will be reduced by $250,000 if the outstanding principal of the Term Loan B less such $250,000 reduction has been repaid in full on or before April 1, 2006. The principal amount of the Term Loan B will be reduced by $125,000 if the outstanding principal of the Term Loan B less such $125,000 reduction has been repaid in full after April 1, 2006 but on or before April 1, 2007.

      On April 1, 2005, prior to the consummation of the Merger and upon the consummation of the transactions contemplated by the Preferred Stock Agreement, ENHERENT delivered to each of the four holders of all of the outstanding shares of ENHERENT Series A Preferred Stock (the "Preferred Stockholders") a secured promissory note. According to the terms of three of the promissory notes having an aggregate principal amount of $1,412,500, 6% interest on the amount outstanding is payable in arrears. These three notes have terms of five years and no principal payments are owed in the first 29 months. Thereafter, semi-annual principal payments in the amount of $353,125 will be due. According to the terms of the fourth note in the principal amount of $187,500, no interest will be charged. This note has a term of two years and quarterly principal payments in the amount of $23,438 will be due over an eight quarter period.

      ENHERENT entered into an Intercreditor and Subordination Agreement dated April 1, 2005 among ENHERENT, certain subsidiaries listed therein, Ableco and the Preferred Stockholders to define the rights of and evidence the priorities among those creditors. The Credit Facility, including the Term Loan A, will be secured by a first lien on all tangible and intangible assets of ENHERENT. The Term Loan B and the notes issued to the Preferred Stockholders are secured on a pari passu basis by liens on all tangible and intangible assets of ENHERENT, which liens are subordinated to the lien securing the Credit Facility and the Term Loan A.

      On April 1, 2005, following the consummation of the Merger, ENHERENT entered into employment agreements with Roger DiPiano, its new chief operating officer, Lori Stanley, its new secretary and general counsel, and David Green, its new Senior Vice President, Administration.

      ROGER DIPIANO. Effective April 1, 2005, upon consummation of the Merger, ENHERENT entered into an employment contract with Roger DiPiano pursuant to which he will serve as Chief Operating Officer of ENHERENT. Pursuant to the terms of his employment contract, Mr. DiPiano will receive an annual base salary of $175,000 for his services as chief operating officer of ENHERENT. ENHERENT may, in its discretion, change the base salary during the term of the employment agreement for legitimate business reasons. The chief operating officer will provide leadership and day-to-day management of operational and financial activities and goals of ENHERENT. The chief operating officer will also be responsible for monitoring and overseeing all financial and operational activities, including: client profitability; consultant profitability; project profitability; and revenue recognition. The employment agreement provides for an annual performance bonus based on the business plan approved by the compensation committee for the given year based on personal and company goals. Mr. DiPiano's period of employment commenced as of April 1, 2005 and will continue until the April 1, 2006, subject to automatic annual renewal in order to maintain a one year term unless either party delivers to the other written notice of non-renewal at least 30 days before the annual anniversary of the effective date.

      In the event that Mr. DiPiano's employment is terminated by ENHERENT without "cause" or by Mr. DiPiano for "good reason" ("cause" and "good reason" are defined in the employment agreement), ENHERENT will be required to make a severance payment to Mr. DiPiano equal to six months of his base salary; provided however, no severance payment shall be due if ENHERENT decides not to renew his employment. In addition, Mr. DiPiano will be prohibited from competing with ENHERENT or soliciting its employees within the geographic area set forth in his employment agreement for a period of one year after the date of termination of his employment for any reason.

      LORI STANLEY. Effective April 1, 2005, upon the consummation of the Merger, ENHERENT entered into an employment agreement with Lori Stanley pursuant to which she became Secretary and General Counsel of ENHERENT. Pursuant to the terms of her employment contract, Ms. Stanley will receive an annual base salary of $175,000. The employment agreement provides for an annual performance bonus of up to ten percent of her base salary based on personal and company goals to be determined by the compensation committee. Ms. Stanley's period of employment commenced as of April 1, 2005 and will continue until April 1, 2006, subject to automatic annual renewal unless either party delivers to the other written notice of non-renewal at least 30 days before the annual anniversary of April 1.

      In the event that Ms. Stanley's employment is terminated by ENHERENT without "cause" or by Ms. Stanley for "good reason" ("cause" and "good reason" are defined in the employment agreement), ENHERENT will be required to make a severance payment to Ms. Stanley equal to six months of her base salary; provided however, no severance payment shall be due if ENHERENT decides not to renew her employment. In addition, Ms. Stanley will be prohibited from competing with ENHERENT or soliciting its employees within the geographic area set forth in her employment agreement for a period of one year after the date of termination of her employment for any reason.

      DAVID GREEN. Effective April 1, 2005, upon the consummation of the Merger, ENHERENT entered into an employment agreement with David Green pursuant to which he became Senior Vice President, Administration of ENHERENT. Pursuant to the terms of his employment contract, Mr. Green will receive an annual base salary of $150,000. The employment agreement provides for an annual performance bonus of up to twenty percent of his base salary based on personal and company goals to be determined by ENHERENT. Mr. Green's period of employment commenced as of April 1, 2005 and will continue until April 1, 2006, subject to automatic annual renewal unless either party delivers to the other written notice of non-renewal at least 30 days before the annual anniversary of April 1.

      In the event that Mr. Green's employment is terminated by ENHERENT without "cause" or by Mr. Green for "good reason" ("cause" and "good reason" are defined in the employment agreement), ENHERENT will be required to make a severance payment to Mr. Green equal to six months of his base salary; provided however, no severance payment shall be due if ENHERENT decides not to renew his employment. In addition, Mr. Green will be prohibited from competing with ENHERENT or soliciting its employees within the geographic area set forth in his employment agreement for a period of one year after the date of termination of his employment for any reason.

      DOUGLAS CATALANO. Effective April 1, 2005, upon the consummation of the Merger, ENHERENT entered into a consulting agreement with Douglas Catalano pursuant to which he will assist Ms. Fredette in her capacity as Chief Executive Officer in order to insure an orderly turnover of duties. During the term of his consulting agreement, Mr. Catalano will receive a monthly consulting fee of $15,625 for 80 hours of service each month. This consulting agreement terminates on June 30, 2005.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      Upon his resignation as President and Chief Executive Officer, Douglas Catalano's employment agreement terminated according to its terms. See Item 5.02 below.

      Upon his resignation as Chief Financial Officer, James Minerly's employment agreement terminated according to its terms. See Item 5.02 below.

      Upon her resignation as Secretary and General Counsel, Felicia Norvell's employment agreement terminated according to its terms.

                         SECTION 2--FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On October 12, 2004 ENHERENT entered into the Merger Agreement with DYNAX. The Merger was consummated on April 1, 2005. Pursuant to the terms of the
Merger:

      - DYNAX merged with and into ENHERENT, with ENHERENT remaining in existence as ENHERENT;

      - Each share of DYNAX stock converted into the right to receive 3.8359 shares of ENHERENT common stock resulting in the issuance of an aggregate of approximately 22,663,490 shares of ENHERENT common stock; and

      - All shares of ENHERENT common stock issued and outstanding immediately before the effective time of the Merger remained issued and outstanding immediately after completion of the Merger.

      In addition, pursuant to the terms of the Preferred Stock Agreement, immediately prior to the consummation of the Merger:

      - The holders of all outstanding shares of ENHERENT Series A Preferred Stock exchanged the Series A Preferred Stock held by each of them for ENHERENT common stock on a one for two basis and canceled all warrants held by each of them; and

      - ENHERENT delivered to such holders secured promissory notes in the aggregate amount of $1.6 million;

      - Pursuant to the terms of the Preferred Stock Agreement, ENHERENT is obligated to file a shelf registration statement no later than October 10, 2005 to register the resale of 4,250,000 shares of unregistered ENHERENT common stock issued on conversion or disposition of the Series A Preferred Stock. ENHERENT agreed that if the Merger was consummated, ENHERENT would include in the registration statement 4,526,512 shares of common stock owned or underlying options held by Pamela Fredette, 700,000 shares of common stock owned by Douglas Catalano and 500,000 shares of common stock underlying options issued to Douglas Mellinger.

      The merged companies operate under the ENHERENT name and offer business solutions IT staffing services. As a result of the Merger, ENHERENT has approximately 230 IT professionals servicing Fortune 1000 and mid-market clients throughout the Northeast and South. Combined revenues of ENHERENT and DYNAX were approximately $30 million for the year ended December 31, 2004.

      As described in the Proxy Statement, following the Merger ENHERENT's board of directors now consists of chairman Pamela Fredette, vice chairman Douglas Mellinger, Douglas Catalano, Faith Griffin and Thomas

Minerva. These directors serve staggered terms such that one-third of the directors will be elected each year at the annual meeting of stockholders.

      As a result of consummating the Merger and the transactions contemplated by the Preferred Stock Agreement, the number of shares of ENHERENT common stock outstanding has increased from 18,433,854 to approximately 49,597,344. No shares of Series A Preferred Stock remain outstanding.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      See Item 1.01.

                    SECTION 3--SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On April 1, 2005, upon the consummation of the transactions contemplated by the Preferred Stock Agreement, ENHERENT issued an aggregate of 8,500,000 shares of its common stock to the Preferred Stockholders. In consideration for those shares of ENHERENT common stock, the Preferred Stockholders returned to ENHERENT and ENHERENT canceled (i) certificates representing all 4,250,000 shares of ENHERENT Series A Preferred Stock and (ii) warrants to purchase 2,125,000 shares in the aggregate of ENHERENT common stock. At the same time, ENHERENT delivered to each such Preferred Stockholder a secured promissory note. See Item 1.01 above. The 8,500,000 shares of ENHERENT common stock issued to the Preferred Stockholders were issued pursuant to the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933. Of the 8,500,000 shares of ENHERENT common stock issued to the Preferred Stockholders, the resale of 4,250,000 shares is registered pursuant to the registration statement on Form S-3 filed with the SEC on May 5, 2000. The resale of remaining 4,250,000 shares will not be registered under the Securities Act of 1933 initially. However, pursuant to Section 5(b) of the Preferred Stock Agreement, ENHERENT has agreed to file no later than October 10, 2005 a shelf registration statement on Form S-3 covering the resale of these 4,250,000 shares.

                  SECTION 5--CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

DIRECTORS

      On April 1, 2005, following the consummation of the Merger, Irwin Sitkin and Robert Forlenza resigned as members of the ENHERENT board of directors. Additionally, Douglas Catalano resigned as a Class I Director of ENHERENT. Following the resignations, the sole remaining director, Douglas Mellinger, adopted resolutions electing Mr. Catalano and Faith Griffin as Class II members of the ENHERENT board of directors, filling the vacancies created by the foregoing resignations of Messrs. Sitkin and Forlenza. As Class II directors, Mr. Catalano and Ms. Griffin's terms as directors will expire in 2006. Mr. Mellinger also approved resolutions electing Thomas Minerva to serve as a Class I member of the board of directors, filling the vacancy created by the resignation of Mr. Catalano as a Class I director. As a Class I director, Mr. Minerva's term as a director will expire in 2007. Additionally, Mr. Mellinger approved resolutions electing Pamela Fredette to serve as a Class III member of the board of directors, filling a vacancy left by the February 2004 resignation of Robert Merkl as a Class III director. As a Class III director, Ms. Fredette's term as a member of the board of directors will expire at ENHERENT's annual meeting in 2006.

      The newly constituted board of directors voted to elect Ms. Fredette chairman of the board. Mr. Mellinger continues to serve as the vice chairman of the board. The audit committee of the newly constituted board of directors consists of Ms. Griffin, chair, and Messrs. Minerva and Catalano. The nominating committee of the newly constituted board of directors consists of Mr. Mellinger, chair, Ms. Fredette, and

Messrs. Minerva and Catalano. The compensation committee of the newly constituted board of directors consists of Mr. Minerva, chair, and Ms. Griffin and Mr. Mellinger. The corporate governance committee of the newly constituted board of directors consists of Mr. Catalano, chair, and Ms. Griffin and Mr. Mellinger.

EXECUTIVE OFFICERS

      DOUGLAS CATALANO. Effective April 1, 2005 upon closing of the Merger, Douglas Catalano, ENHERENT's former Chief Executive Officer, resigned that position. Mr. Catalano continues to serve as a member of the board of directors. Mr. Catalano will continue to serve ENHERENT as a consultant for a 90 day period following the effective date of the Merger.

      JAMES MINERLY. Effective April 1, 2005, following the closing of the Merger, James Minerly, ENHERENT's former Chief Financial Officer, resigned that position. Mr. Minerly will continue to serve as ENHERENT's principal financial and accounting officer until May 15, 2005.

      PAMELA FREDETTE. Effective April 1, 2005, upon the closing of the Merger, Pamela Fredette became chairman of the board of ENHERENT, as well as President and Chief Executive Officer. Ms. Fredette, 53, has served as DYNAX's Chief Executive Officer, President, and a director since joining DYNAX in June 2002. In February 2004, Ms. Fredette also took on the role as DYNAX's chairman of the board. From October 2000 to May 2002, Ms. Fredette served as a consultant to executive management at several technology solutions providers. From February 1999 to October 2000, Ms. Fredette served as President of The Netplex Group, Inc., a publicly traded information technology provider as its president. From February 1993 through January 1999, Ms. Fredette was the President of the solutions division of Computer Horizons Corp., a publicly traded information technology provider. Ms. Fredette has a master's degree in computer science from the New Jersey Institute of Technology.

      ROGER DIPIANO. Effective April 1, 2005, upon the closing of the Merger, Roger DiPiano became Chief Operating Officer of ENHERENT. Mr. DiPiano, 54, has been a consultant to the Chief Executive Officer of DYNAX since July 2004. Since 2002, Mr. DiPiano has also been the President of the Wedgewood Consulting Group, a privately held management consulting practice. From 1995 to 2002, Mr. DiPiano was an Executive Vice President with Computer Horizons Corp.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

      On April 1, 2005, prior to the consummation of the Merger, ENHERENT stockholders approved an amendment to ENHERENT's amended and restated certificate of incorporation to increase the number of shares ENHERENT is authorized to issue from 50,000,000 to 100,000,000. The amendment is attached to this Report as Exhibit 3.1.

                            SECTION 8--OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

      On April 1, 2005, the Company held a Special Stockholders Meeting ENHERENT stockholders were asked to vote on two proposals:

      (1) to approve the Merger Agreement; and

      (2) to approve and adopt an amendment to ENHERENT's amended and restated certificate of incorporation to increase the total number of authorized shares of ENHERENT's voting common stock from 50,000,000 shares to 100,000,000 shares.

      The two proposals voted upon at the meeting and votes cast with respect to each such proposal were as follows:

                                                             FOR             AGAINST            ABSTAIN
                                                           ----------        -------            -------
PROPOSAL ONE: Approval of the Merger Agreement and
the transactions contemplated therein

         All Voting Stock                                  14,380,583         23,855            256,733

         Common Stock (voting as a separate class)         10,630,583         23,855            256,733

         Series A Preferred Stock (voting as a              3,750,000              0                  0
         separate class)

PROPOSAL TWO: Adoption and Approval of ENHERENT's amended and restated certificate of incorporation

         All Voting Stock                                  14,403,733         48,955            208,483

         Common Stock (voting as a separate class)         10,653,733         48,955            208,483

         Series A Preferred Stock (voting as a              3,750,000              0                  0
         separate class)

Each of the two proposals were approved by the affirmative vote of at least the number of votes required to approve such proposal under Delaware law.

      At a separate Special Stockholders Meeting, the stockholders of DYNAX voted to approve the Merger Agreement by the affirmative vote of at least the number of votes required to approve such proposal under Delaware law.

                   SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statement of Businesses Acquired. The following audited financial statements of DYNAX SOLUTIONS, INC. will be filed by amendment not later than 71 calendar days after the date by which this initial Report on Form 8-K must be filed:

      Report of Independent Registered Public Accounting Firm

      Balance Sheets at December 31, 2003 and 2004

      Statements of Income and Cash Flows for the Years Ended December 31, 2003 and 2004

      (b) Pro Forma Financial Information. The following pro forma financial statements of the registrant will be filed by amendment not later than 71 days after the date by which this initial Report on Form 8-K must be filed:

      Balance Sheet at December 31, 2004

      Statement of Operations for the Year Ended December 31, 2004

(c) Exhibits. The following Exhibits have been filed as a part of this Report:

EXHIBIT
NUMBER                                          DESCRIPTION OF EXHIBIT
-------            ----------------------------------------------------------------------------------------
2.1                Agreement and Plan of Merger dated as of October 12, 2004, by and between ENHERENT CORP.
                   and DYNAX SOLUTIONS, INC. (Incorporated by reference to Exhibit 2.1 of ENHERENT's Form
                   10-Q filed November 15, 2004).

2.2                First Amendment to Agreement and Plan of Merger dated as of November 4, 2004, by and between ENHERENT CORP. and DYNAX SOLUTIONS, INC. (Incorporated by reference to Exhibit
                   2.2 of ENHERENT's Form 10-Q filed November 15, 2004).

3.1                Certificate of Amendment of Restated Certificate of Incorporation of ENHERENT CORP. as
                   filed with the Secretary of State of Delaware on April 1, 2005 (filed herewith).

3.2                Certificate of Merger merging DYNAX SOLUTIONS, INC. into ENHERENT CORP. as filed with the Secretary of State of Delaware on April 1, 2005 (filed herewith).

10.1               Preferred Stock Agreement dated as of October 28, 2004, by and among the Company and the
                   Preferred Stockholders named therein (Incorporated by reference to Exhibit 4.5 of the
                   Company's Form 10-Q filed November 15, 2004).

10.2               Amended and Restated Credit Agreement among ENHERENT CORP., certain subsidiaries listed therein, Ableco Finance LLC and certain lenders party thereto (filed herewith).

10.3               Intercreditor and Subordination Agreement among ENHERENT CORP., certain subsidiaries listed therein, Ableco Finance LLC and certain lenders party thereto (filed herewith).

10.4               Consulting Agreement dated April 1, 2005 between Douglas A. Catalano and ENHERENT CORP.
                   (filed herewith).

10.5               Employment Agreement dated April 1, 2005 between Lori Stanley and ENHERENT CORP. (filed herewith).

10.6               Employment Agreement dated April 1, 2005 between Roger DiPiano and ENHERENT CORP. (filed herewith).

10.7               Employment Agreement dated April 1, 2005 between David Green and ENHERENT CORP. (filed herewith).

99.1               Press Release dated April 1, 2005 (filed herewith).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENHERENT CORP.

                                           /s/ Pamela Fredette
                                           -------------------------------------
                                           Pamela Fredette, President and
                                           Chief Executive Officer

DATED: April 6, 2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION OF EXHIBIT
-------            ----------------------------------------------------------------------------------------
2.1                Agreement and Plan of Merger dated as of October 12, 2004, by and between ENHERENT CORP.
                   and DYNAX SOLUTIONS, INC. (Incorporated by reference to Exhibit 2.1 of ENHERENT's Form
                   10-Q filed November 15, 2004).

2.2                First Amendment to Agreement and Plan of Merger dated as of November 4, 2004, by and between ENHERENT CORP. and DYNAX SOLUTIONS, INC. (Incorporated by reference to Exhibit
                   2.2 of ENHERENT's Form 10-Q filed November 15, 2004).

3.1                Certificate of Amendment of Restated Certificate of Incorporation of ENHERENT CORP. as
                   filed with the Secretary of State of Delaware on April 1, 2005 (filed herewith).

3.2                Certificate of Merger merging DYNAX SOLUTIONS, INC. into ENHERENT CORP. as filed with the Secretary of State of Delaware on April 1, 2005 (filed herewith).

10.1               Preferred Stock Agreement dated as of October 28, 2004, by and among the Company and the
                   Preferred Stockholders named therein (Incorporated by reference to Exhibit 4.5 of the
                   Company's Form 10-Q filed November 15, 2004).

10.2               Amended and Restated Credit Agreement among ENHERENT CORP., certain subsidiaries listed therein, Ableco Finance LLC and certain lenders party thereto (filed herewith).

10.3               Intercreditor and Subordination Agreement among ENHERENT CORP., certain subsidiaries listed therein, Ableco Finance LLC and certain lenders party thereto (filed herewith).

10.4               Consulting Agreement dated April 1, 2005 between Douglas A. Catalano and ENHERENT CORP.
                   (filed herewith).

10.5               Employment Agreement dated April 1, 2005 between Lori Stanley and ENHERENT CORP. (filed herewith).

10.6               Employment Agreement dated April 1, 2005 between Roger DiPiano and ENHERENT CORP. (filed herewith).

10.7               Employment Agreement dated April 1, 2005 between David Green and ENHERENT CORP. (filed herewith).

99.1               Press Release dated April 1, 2005 (filed herewith).
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